Exhibit 21.1

Tyco International Ltd. - 30 Sept 2005

COUNTRY	ENTITY NAME	STATE

Argentina	ADT Security Services S.A. (Argentina)
Elo Touch Systems Argentina S.A.
Fayser S.R.L.
Mallinckrodt Medical Argentina Limited (Branch)
Maulo S.A.
Sensormatic Argentina S.A.
Tyco Electronics Argentina S.A.
Tyco Flow Control Argentina S.A.
Tyco Networks (Argentina) S.R.L.
Tyco Services S.A.
Tyco Submarine Systems de Argentina S.A. (99.99%)

Australia	A.C.N. 000 233 536 Pty Limited
A.C.N. 069 907 384 Pty Limited
ACN 000 343 019 Pty Limited
ACN 065 576 721 Pty Limited
ACN 095 629 191 Pty Limited
ADT Wireless Pty Limited
Ancon CCL Pty Limited
Auto Suture Holdings Pty Limited
Banool Investments (VIC) Pty Ltd.
Bonvilla Holdings Pty Ltd
CCL Talaust Pty Limited
Clarebury Pty Ltd
Coastline Foundry (Qld) Pty Limited
Complete Engineering Group Pty Limited
Critchley Electrical Products Pty Limited
Danby Pty Limited
Dulmison Australia Pty Ltd
Dulmison Pty Ltd
ETE Coliban Pty Limited
Earth Tech Engineering (Queensland) Pty Limited
Earth Tech Engineering Pty Limited
Electrostrut Australia Pty Limited
Fire Control Pty Limited
Firepipe Protection Pty Limited

COUNTRY	ENTITY NAME	STATE

Australia	Firmagroup Operations Holdings Pty. Ltd.
Gold Energy (Aust) Pty Limited
Goyen Controls Co Pty Limited
Grangehurst Enterprises Pty Ltd.
Greenspan Environmental Technology Pty Ltd
Greenspan Technology Pty Ltd
Kalanda Enterprises Pty Ltd
Keystone Asia Pacific Pty Limited
Lafayette Pharmaceuticals Pty Limited
M.B. John Pty Limited
M/A Com Private Radio Systems Pty Limited
MFS Holdings Pty Limited
Mallinckrodt Australia Pty Limited
Mather & Platt Pty Ltd
Medefield Pty Limited
Metropolitan Fire Services Pty Limited
Metropolitan Fire Systems Pty Limited
Microwave Associates Australia Pty Limited
Milperra Developments Pty Limited
Morlynn Ceramics Pty Ltd.
Nationguard Security Pty Limited
P A Pacific Pty Limited
Panmedica Pty Limited
Prindon Holdings Pty Limited
Reid Crowther (Australia) Pty. Limited
Rindin Enterprises Pty Limited
Sensormatic Australia Pty Limited
Sherwood Medical Industries Pty Limited
Simplex International Pty Limited
Steel Mains Pty Limited
Super Nominees Pty Limited
Swan Metal Skirtings Pty Limited
TISP Pty Limited
TopAq Pty Limited
Tyco Australia Pty Limited
Tyco Electronics Pty Limited
Tyco Fire & Security Pty Limited

COUNTRY	ENTITY NAME	STATE

Australia	Tyco Flexonics Australia Pty Limited
Tyco Flow Control Pacific Pty Limited
Tyco Healthcare Pty Limited
Tyco International Pty Limited
Tyco Lambda (Australian Branch)
Tyco Projects (Australia) Pty Limited
Tyco Water Pty Limited
Unistrut (New Zealand) Holdings Pty Limited
Unistrut Australia Pty Limited
Unistrut New Zealand Limited
Valleylab (Australia) Pty Limited
Viking Fire Systems Pty Limited
Water Reticulation Systems (Virginia) Pty Limited
Water Reticulation Systems Hire Pty Limited
Yarway Australia Pty Limited

Austria	Ancon Building Products GesmbH
Sensormatic Ges.m.b.H
Tyco Building Services Products (Austria) GmbH
Tyco Electronics Austria GmbH
Tyco Fire & Integrated Solutions GmbH (Austria)
Tyco Healthcare Austria GmbH
Tyco Projects (Austria) GmbH

Bahamas, The	A&E Products Korea Ltd.
TyCom Services Inc.
Tyco Global Exchange Inc.
Tyco International Asia Inc. (Bahamas)
Tyco Shares Ltd.
World Services Inc.

Bangladesh	Bengal Plastic Industries Ltd.

Barbados	AMP Exports Limited
Corcom International Limited

COUNTRY	ENTITY NAME	STATE

Barbados	Corcom West Indies Limited
DSC Security Products International Ltd.
Exeter Holdings Limited
Graphic Controls (Barbados), Ltd.
Reid Crowther Engineering Ltd.
TSSL Foreign Sales Corporation
TyCom Holdings (Barbados) Ltd.
TyCom Networks (Barbados) Ltd.
Tyco Electronics Holdings Ltd.
Tyco International Holdings Ltd.
Tyco International Sales Corp.
Tyco Worldwide Holdings Ltd.
USSC FSC, Inc.

Belgium	ADT Europe N.V.
ADT Security Services N.V. (also known as S.A.)
Airvans Belgium S.A.
All Security Systems NV
CIPE Belgium S.A.
DSC International SA
Mallinckrodt Belgium N.V./S.A.
Raychem Industries NV
Sensormatic BVBA
Total Security Equipment BVBA
TyCom Contracting B.V.B.A.
Tyco Adhesives BVBA
Tyco Electronics Belgium EC N.V.
Tyco Electronics Raychem NV
Tyco Fire and Integrated Solutions N.V.
Tyco Flow Control Europe S.A.
Tyco Healthcare Belgium N.V.
Tyco Thermal Controls NV
Tyco Valves & Controls Belgium
WHICH Belgium S.A.

COUNTRY	ENTITY NAME	STATE

Bermuda	Camron (Bermuda) Insurance, Ltd.
Carnforth Limited
Cawich Limited
Electro-Protective Limited
Kral Steel Limited
TyCom Global Marketing Ltd.
Tyco (Bermuda) Unlimited No. 1
Tyco Alpha Limited
Tyco Asia Networks Ltd.
Tyco Beta Limited
Tyco Cableship Charters Ltd.
Tyco Capital Holdings Ltd.
Tyco Capital Ltd.
Tyco Contracting Ltd.
Tyco Delta Limited
Tyco Epsilon Limited
Tyco Eta Limited
Tyco Global Networks Ltd.
Tyco Holdings (Bermuda) No. 12 Limited
Tyco Holdings (Bermuda) No. 14 Limited
Tyco Holdings (Bermuda) No. 15 Limited
Tyco Holdings (Bermuda) No. 4 Limited
Tyco Holdings (Bermuda) No. 7 Limited
Tyco Holdings Limited
Tyco Iota Limited
Tyco Kappa Limited
Tyco Lambda (Bermuda Company)
Tyco Omega Limited
Tyco Sigma Limited
Tyco Telecommunications Ltd.
Tyco Zeta
Willoughby Assurance Ltd.

Brazil	A&E Products do Brasil Ltda.
ADT Security Services do Brazil Ltda
AlarmTeck do Brazil Sistemas de Vigilancia Ltda. (99.99%)

COUNTRY	ENTITY NAME	STATE

Brazil	AlarmTek Comersio & Participacoes Ltda. (99.99%)
Auto Suture do Brasil Ltda.
Celis Electrocomponentes Ltda.
Concessionaria de Aguas E Esgotos de Nova Friburgo Ltda.
Earth Tech Brasil Ltda.
Empresa de Transmissao de Energia do Oeste Ltda
Figgie do Brasil Industria e Commercio Ltda.
Mallinckrodt do Brasil, Ltda.
Mojonnier do Brasil Industria e Commercio de Equipamentos Ltda.
S.E.C. do Brasil Ltda.
Saneamento de Jau Ltda. (99.9%)
Senelbra Industria, Comercio e Servicos Ltda. (51%)
SensorBrasil Sistemas Comercio & Locacoes Ltda.
Sensormatic do Brasil Electronica Ltda. (51%)
Tyco Dinaco Industria E Comercio de Ferro E Aco Ltda.
Tyco Electronics Brasil Ltda.
Tyco Electronics da Amazonia Ltda.
Tyco Fire & Security Equipamentos Ltda [Brazil]
Tyco Networks (Brasil) Ltda.
Tyco Services Ltda.
Tyco Sistemas de Energia Ltda.
Tyco Submarine Systems Brasil Ltda.
Tyco Valves & Controls Brasil Ltda.
Westlock Controls Equipmentos de Controle Ltda

Brunei	Indeco Engineers (Pte) Ltd, Brunei Branch
Indeco Services Sdn Bhd (55%)
Tyco Services (B) Sdn. Bhd. (99.98%)

Canada	495649 Ontario Limited
ADT Canada Holdings Limited
ADT Finance Inc.
ADT Security Services Canada, Inc.
Ansul Canada Limited
Becker Fire Service Ltd.

COUNTRY	ENTITY NAME	STATE

Canada	Century Industries Company
Columbia-MBF Inc.
Critchley Inc. - Canada
Cronin Fire Equipment (Edmonton) Ltd.
Earth Tech (Canada) Inc.
Hawley Group Canada Limited
Hygieia Holdings (Canada) Inc.
Icon Systems Limited
Inbrand Corporation (Canada) Inc.
JMI Canada Inc.
John Thomas Batts Enterprises (Canada) Ltd. (50%)
Keystone Canada Co.
Lafayette Pharmaceuticals (Canada) Inc.
Ludlow Canada, Inc.
Ludlow Technical Products Canada, Ltd.
M/A-COM Private Radio Systems Canada Corp.
Mallinckrodt Canada Inc.
Minervatech Inc.
Nellcor Puritan Bennett (Melville) Ltd.
Paragon Trade Brands (Canada) Inc.
Parkwood Security Systems Inc.
Proctor & Redfern International Limited
Reid Crowther International Ltd.
Robinson Solutions Ltd.
Rovalve Canada Ltd.
SEC Investments of Canada Ltd.
SecurityLink, Ltd.
Sensormatic Canada Incorporated
TEPG Canada Inc.
TTCC Holdings Inc.
Tracer Canada Incorporated
Tracer Field Services Canada Ltd.
Tracer Industries Canada Limited
Tyco Electronics Canada Ltd.
Tyco Healthcare Group Canada Inc.
Tyco International of Canada Ltd.
Tyco Plastics Canada Ltd.

COUNTRY	ENTITY NAME	STATE

Canada	Tyco Safety Products Canada Ltd.
Tyco Thermal Controls (Canada) Ltd.
Tyco Valves & Controls Canada Inc.
Unistrut Canada Limited

Cayman Islands	Davis & Geck Caribe Limited
Davis & Geck Limited
Raychem International
ReSensormatic Cayman Finance Ltd.
Sensormatic Cayman Finance Ltd.
Sensormatic Cayman LP

Chile	ADT Securidad Fisica S.A.
ADT Security Services SA (Chile)
Comercial Kendall (Chile) Limitada
General Security S.A.
.	Investim Chile S.A.
Simplex S.A.
TyCom Networks (Chile) S.A.
Tyco Electronics Industrial Y Comercial Chile Limitada
Tyco Flow Control Chile S.A.
Tyco Services S.A. (Chile)
Unistrut Chile Comercial E. Industrial Limitada (60%)

China	AMP (China) Investment Co. Ltd.
AMP Suzhou Connector Tool, Ltd.
AMP Trading (Shanghai) Company Limited
Alpha-Max Actuator Manufacturing Co. Ltd
Ansul Fire Equipment (Shanghai) Co. Ltd
Beijing Keystone Valve Co. Ltd.
Dongguan Transpower Electric Products Co., Ltd.
Dulmison Zibo Insulator Co., Ltd. (60%)
Earth Tech Management Consulting Service (Beijing) Co., Ltd.
Earth Tech, Inc.- Beijing Branch Office
Guangzhou Xilang Wastewater Treatment Co. Ltd. (65%)
KTM Ball Valves Manufacturing (Sichuan) Co. Ltd

COUNTRY	ENTITY NAME	STATE

China	Keystone (Jingmen) Valve Co. Ltd. (80%)
Keystone Valve (China) Ltd.
Qinhuangdao Pacific Water Company Limited (80%)
Raychem (Shanghai) Trading Ltd
Raychem Electronics (Shanghai) Ltd.
Raychem Electronics (Shenzhen) Ltd.
Raychem Shanghai Cable Accessories Ltd (80%)
Shanghai Anderson Greenwood Crosby Valve Co. Ltd (60%)
Shanghai CII Electronic Co. Ltd
Shanghai Eagle Safety Equipment Ltd.
Shanghai Ouli Trading Co. Ltd.
Shenyang Yarway Valve Co. Ltd. (51%)
Simplex (Tianjin) Fire & Security System Co., Ltd.
Spraysafe Automatic Sprinklers Ltd - Beijing Office
Spraysafe Automatic Sprinklers, Shanghai Office
Tianjin Earth Tech Jieyuan Water Co., Ltd. (52%)
Tyco Electronics (Dongguan) Ltd
Tyco Electronics (Kunshan) Ltd
Tyco Electronics (Qingdao) Ltd.
Tyco Electronics (Shanghai) Co., Ltd
Tyco Electronics (Shenzhen) Co. Ltd.
Tyco Electronics (Suzhou) Ltd.
Tyco Electronics (Wuxi) Ltd
Tyco Electronics (Zhuhai) Ltd
Tyco Electronics AMP Guangdong Ltd
Tyco Electronics AMP Qingdao Ltd.
Tyco Electronics AMP Shanghai Ltd. (92.31%)
Tyco Electronics EM Shenzhen Co. Ltd
Tyco Fire & Security (Beijing) Company Limited
Tyco Fire & Security (Tianjin) Ltd
Tyco Fire & Security Services Asia Co. Ltd
Tyco Fire & Security Services International Trading (Shanghai) Co. Ltd.
Tyco Flow Control Trading (Shanghai) Ltd.
Tyco Healthcare International Trading (Shangai) Co., Ltd.
Tyco Healthcare Pte Ltd, Guangzhou Rep Office
Tyco International US China Inc., Beijing Representative Office
Tyco Packaging Systems (Shanghai) Co., Ltd

COUNTRY	ENTITY NAME	STATE

China	Tyco Plastics International Trading (Shanghai) Co., Ltd.
Tyco Safety Products (Shenyang) Co., Ltd.
Tyco Shanghai Management Consulting Co., Ltd.
Tyco Thermal Controls (Huzhou) Co. Ltd
Tyco Thermal Controls (Shanghai) Trading Co. Ltd
Tyco Water Valve (Shanghai) Co., Ltd

Colombia	Comercializadora de Equipos Antihurto Sensorcol S.A. (99%)
Mercantil de Importaciones y Exportaciones Ltda. (MINEX)
Tyco Electronics Colombia Ltda.
Tyco Healthcare Colombia S.A.
Tyco Services Ltda. (Colombia)

Costa Rica	A&E Productos de Costa Rica, S.A.
ADT Security Services, S.A. (Costa Rica)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Costa Rica)
Kendall Innovadores en Cuidados al Paciente S.A.
Tyco Ingenieria y Construccion S.A.
Tyco Ingenieria y Construccion S.A. (Costa Rica Branch of Guatemala Co.)

Croatia	Metalska Industrija Varazdin dd (MIV)
Total Walther d.o.o. za proizvodnju I usluge

Cyprus	Raychem Technologies Limited
TyCom Contracting (Cyprus) Limited
TyCom Networks (Cyprus) Limited

Czech Republic	ADT Security Centre S.r.o. (95%)
ADT Service Center sro
AQ-Test, spol s.r.o.
BOREAS-Studio grafickych informacnych systemu, s.r.o. (90%)
CYGNI, a.s.
Earth Tech CZ s.r.o.
Feuerloschgerate Neuruppin CZ, s.r.o.
GEOMATICS Prague s.r.o.

COUNTRY	ENTITY NAME	STATE

Czech Republic	GHE, a.s.
MANIBS BRNO, Spol., s.r.o. (99%)
Raychem HTS s.r.o.
SEPA, spol. s.r.o.
SET EC s.r.o.
Schmieding Armatury CZ s.r.o.
Tyco Electronics Czech s.r.o.
Tyco Electronics EC Trutnov s.r.o.
Tyco Fire & Integrated Solutions s.r.o.
Tyco Valves & Controls Distribution Czech s.r.o.

Denmark	ADT Sensormatic ApS
AMP Denmark
CIPE Holding (Denmark) ApS
Sensormatic ApS [Norway Branch]
Tyco Electronics Denmark
Tyco Electronics Far East Holdings ApS
Tyco Healthcare Denmark AS
Tyco Holding I (Denmark) ApS
Tyco Holding I ApS
Tyco Holding II (Denmark) ApS
Tyco Holding III (Denmark) ApS
Tyco Holding IV (Denmark) ApS
Tyco Holding IX (Denmark) ApS
Tyco Holding V (Denmark) ApS
Tyco Holding VI (Denmark) ApS
Tyco Holding VII (Denmark) ApS
Tyco Holding VIII (Denmark) ApS
Tyco Holding X (Denmark) ApS
Tyco Holding XI (Denmark) ApS
Tyco Holding XIII (Denmark) ApS
Tyco Holding XIV (Denmark) ApS
Tyco Holding XIX (Denmark) ApS
Tyco Holding XV (Denmark) ApS
Tyco Holding XVI (Denmark) ApS

COUNTRY	ENTITY NAME	STATE

Denmark	Tyco Holding XVII (Denmark) ApS
Tyco Integrated Systems (Denmark) ApS
Tyco Valves & Controls Denmark A/S
Water Holding (Denmark) ApS
Wormald A/S

Dominican Republic	Davis & Geck Caribe, LTD (Dominican Republic Branch)
Raychem Dominicana S.A.

Ecuador	ADT Security Services S.A. (Ecuador)
Comercializadora de Equipos Antihurto Sensorcol S.A. (Ecuador Branch)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Ecuador)
Sociedad Anonima Grinnell Sistemas de Proteccion Contra Incendios

Egypt	Raychem Egypt Limited
Raychem Technologies Limited, Egypt Branch, Rep. Office
TyCom Networks Egypt Ltd.

El Salvadore	Grinnell Sistemas de Proteccion Contra Incendio S.A. (El Salvador)

Fiji	Tyco Fiji Limited

Finland	Scott Health & Safety Oy
Scott Technologies Health & Safety Oy
Sensormatic OY
Total Walther Finland OY
Tyco Electronics Finland Oy
Tyco Healthcare Finland Oy

France	ADT France SA
ADT Sensormatic France S.A.R.L.
ADT Telesurveillance SA
ASE Partners S.A.
Acroba S.A.S

COUNTRY	ENTITY NAME	STATE

France	Alarmes Conseils Services SARL
Antia S.A. (98.9%)
Auto Suture Europe Holdings, Inc. (French Branch)
Auto Suture European Services Center, S.A.
Bayard SA
Bouyer S.A.S
CEDI Securite SA
Cormerais Electronique S.A.
Earth Tech France S.a.r.l.
Ecsas Sarl
Establissement E. Roybier et Fils
Europ Telesecurite SAS (90%)
Europinter SA
Fibaly SA
First Alarme
Flow Control Technologies SA
Generale de Robinetterie Industrielle et de Systemes de Surete (Griss) S.A.
Gestion Monetique Controle - GMC SARL
Graphic Controls France S.A.R.L.
Grinnell Distribution France Sarl
Isogard SAS
K D Valves S.A.S
Karner Europe SARL
Kendall Incontinence
Kendall SA
La Commande Numerique
Lindapter S.A.
Mallinckrodt Developpement France S.A.S.
Mallinckrodt France SARL
MANIBS France S.A.R.L.
Mecafrance S.A.
Nellcor Puritan Bennett France Holdings SAS
Nomos SA
Protel S.A.
SCI Auber
STRATE S.A.R.L. (95%)
Sci Becaro

COUNTRY	ENTITY NAME	STATE

France	Sci Chanle
Sci Mazal
Sci Tov
Secu Monetique Centre - SMC SARL
Securite Conseil Expertises
Sensormatic S.A.R.L.
Sensormatic Technologies SA
Societe de Communication et Telesurveillance (S.C.T.)
Swair
T.S. France SA
TGN Euro Link, S.A.
TyCom Contracting (France) SAS
Tyco Electronics France SAS
Tyco Electronics Holding France S.A.S.
Tyco Electronics Idento sas
Tyco Electronics MPI France SA
Tyco Electronics SIMEL SAS
Tyco Europe S.A.
Tyco European Security Holdings SA
Tyco Fermertures Coupe-Feu S.A.S
Tyco Fire & Integrated Solutions France
Tyco Flow Control Holding S.A.
Tyco France Security S.A.
Tyco Healthcare France SAS (99%)
Tyco Healthcare Holding Inc (Branch office)
Tyco Healthcare Manufacturing France SAS
Tyco Healthcare SA
Tyco Networks (France) SAS
Tyco Safety Products France SARL
Tyco Submarine Systems SARL
Tyco Thermal Controls SA
Tyco Valves & Controls Distribution (France) S.C.A.

Germany	ADT Deutschland GmbH
ADT Jalex GmbH
ADT Protecco GmbH
ADT SecurePay GmbH

COUNTRY	ENTITY NAME	STATE

Germany	ADT Secured Payments GmbH
ADT Security Deutschland GmbH
ADT Sensormatic GmbH
ADT Service-Center GmbH
ADT Wellcom GmbH
ATR Armaturen-Technik Remscheid GmbH & Co. KG
ATR Armaturen-Technik Remscheid Verwaltungs GmbH
Babcock Sempell Armaturen-Service GmbH
Bouyer Elektronic GmbH
CKS Systeme GmbH & Co. KG
COSMOS Feuerloeschgeraetebau GmbH
Chemat GmbH Armaturen fur Industrie
Chemische Fabrik Pirna-Copitz GmbH
Cobolt Damm - und Isolierstoff GmbH
Corcom GmbH
DA Export International GmbH
DA Kunststoff GmbH
DSC International GmbH
Dritte CORSA Verwaltungsgesellschaft mbH
Earth Tech Deutschland GmbH
Earth Tech GmbH
Earth Tech Klartechnik GmbH
Earth Tech Umwelttechnik GmbH
Erhard GmbH & Co
Erhard Verwaltungsgesellschaft mbH
Ernst Schmieding GmbH & Co. KG
Erwin Burbach Maschinenfabrik GmbH
FLN Feuerloschgerate Neuruppin Vertriebs-GmbH
Feuerloschgerate GmbH Neuruppin (FLG)
Flow Control Technologies GmbH
Fondermann GmbH
Frischhut Armaturen und Formteile GmbH
Geratebau-Beteiligungsgesellschaft mbH
Hellstern GmbH
Helmut Geissler Glasinstrumente GmbH
Interbrandschutz GmbH
Karner Europe GmbH

COUNTRY	ENTITY NAME	STATE

Germany	KSK Kunststoff-Strassenkappen GmbH
Lindapter GmbH
Ludwig Frischhut Beteiligungs GmbH
Ludwig Frischhut GmbH & Co. KG
MANIBS Spezialarmaturen GmbH & CO. KG
MANIBS Spezialarmaturen Verwaltungs GmbH
MEVA Umwelttechnologie GmbH
Mallinckrodt Chemical GmbH
Mallinckrodt Chemical Holdings GmbH
Mallinckrodt Medical GmbH
Mallinckrodt Medical Holdings GmbH
Mecafrance (Deutschland) GmbH
Medolas Gesellschaft Fur Medizintechnik MBH
NARVIK-Yarway GmbH
NEUHAUS Feuerloschgerate GmbH
Precision Interconnect GmbH
Proner Comatel GmbH
S+S Armaturen Technology GmbH
SABO-Armaturen Service GmbH
STRATE Technologie fur Abwasser GmbH
Schmieding Armaturen GmbH
Schmieding Verwaltungs GmbH
Schmieding-Armaturen GmbH - Es Heusenstamm
Schmieding-Armaturen GmbH, Seevetal
Sempell AG
Sozial Werk der Total Walther Feuerschutz Unternehmensgruppe GmbH
TEPG GmbH
TOTAL Feuerschutz GmbH
Telekommunikation Datentechnik Sicherheitssysteme
Thorn Sicherheits GmbH
Tillig Shopmaster GmbH & Co. KG (68.75%)
Tillmann Armaturen GmbH
Total Walther Beteiligungsgesellschaft mbh
Total Walther Feuerschutz Loschmittel GmbH
Total Walther GmbH, Feuerschutz und Sicherheit
Trade GmbH
Tyco Building Services Products (Germany) GmbH

COUNTRY	ENTITY NAME	STATE

Germany	Tyco Building Services Products Division GmbH
Tyco Electromechanical Components Verwaltung GmbH
Tyco Electronics AMP GmbH
Tyco Electronics EC Verwaltungsgesellschaft GmbH
Tyco Electronics Finance GmbH
Tyco Electronics Holding GmbH
Tyco Electronics Idento GmbH
Tyco Electronics Raychem GmbH
Tyco Electronics pretema GmbH & Co. KG
Tyco European Investments Deutschland GmbH
Tyco Healthcare Deutschland GmbH
Tyco Healthcare Deutschland Manufacturing GmbH
Tyco Holding GmbH
Tyco Integrated Systems Deutschland GmbH
Tyco International Armaturen Holding GmbH
Tyco Thermal Controls GmbH
Tyco Umwelttechnik GmbH
Tyco Valves & Controls Distribution GmbH
Tyco Waterworks Deutschland GmbH
USSC (Deutschland) GmbH
USSC Medical GmbH
WOPF Befestigungselemente GmbH
Waldenmaier GmbH
Wellcom International Sales and Services GmbH & Co. Betriebs KG

Gibraltar	Espion (International) Limited
Silver Avenue Holdings Limited
Stralen Investments Limited
Velum 1998 Limited
Verdana Holdings Limited

Greece	ADT Greece S.A. (ADT Hellas) (82.5%)
Earth Tech (Hellas) Limited Liability Company
Greene Insurance Limited
Raychem Hellas E.P.E.
Tyco Electronics Hellas MEPE

COUNTRY	ENTITY NAME	STATE

Greece	Tyco Hellas S.A.
TyCom Networks SA

Guatemala	ADT Sistemas de Seguridad, S.A. (Costa Rica Branch)
ADT Sistemas de Seguridad, S.A. (Guatemala)
Grinnell Incendio, S.A. de C.V. (Guatemala)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala)
Tyco Ingenieria y Construccion S.A. (Guatemala)
Tyco Submarine Systems, Sociedad Anonima

Honduras	A&E Products de Honduras S.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Honduras)
Simplex S.A. de C.V.

Hong Kong	A&E Products (Far East) Limited
ADT Hong Kong Limited
AMP Products Pacific Limited
ATS Technology (Hong Kong) Limited
Batts Far East Limited
CEM (Hong Kong) Limited
Critchley Asia Limited
F.A.I. Technology (Hong Kong) Limited (75%)
Madison Cable Asia Limited
Mallinckrodt Hong Kong Limited
Original Electromechanical (HK) Limited
Praegitzer International (HK) Limited (99%)
Raychem (HK) Limited
Raychem China Limited
Raychem China Limited NV
Sensormatic Hong Kong Limited
Sensormatic Far East Ltd
Simplex Asia Limited
TEPG Pte. Ltd., Hong Kong Branch
Tak Cheong (Yau Kee) Engineering Ltd.
Thorn Security (Hong Kong) Limited
Transpower Technologies (HK) Limited

COUNTRY	ENTITY NAME	STATE

Hong Kong	Tyco Electronics H.K. Limited
Tyco Engineering & Construction (Hong Kong) Limited
Tyco Fire and Security Services China Ltd
Tyco Fire, Security & Services (Macau) Limited
Tyco Flow Control Hong Kong Limited
Tyco Healthcare (HK) Co., Ltd.
Tyco Healthcare (HKSAR) Limited
Tyco Networks (Hong Kong) Limited
Wormald Engineering Services Ltd.

Hungary	ADT Sensormatic Kft.
Brueder Mannesmann Hungary Kft (99%)
Earth Tech Hungary Engineering Limited Liability Company
KSK Német - Magyar Szerszámtervezö és Keszito KFT (67.62%)
Total Walther Contractor and Engineer Ltd.
Total Walther Kft.
Tyco Building Services Products (Hungary) Kft
Tyco Electronics EC Electromechanical Components Production Ltd Liability Co.
Tyco Electronics Hungary Termelo Kft
Tyco Electronics MPI Automotive Components Production Ltd
Tyco TDI Hungary Electronical Parts Manufacturing Customs Free Zone Limited Liability Company
Tyco Valves & Controls Distribution Ltd

India	A&E India Pvt Ltd
Hofincons Infotech & Industrial Services Pvt Ltd
Precision Interconnect India Pvt Ltd
Raychem (Delaware) Ltd. (Representative Office)
Raychem RPG Limited (50%)
Sakhi-Raimondi Valves (India) Pvt Ltd
Sempell Valves Ltd. (50%)
Simplex Building Systems Pvt Ltd
TEI Technologies Private Limited (50%)
Tyco Electronics Corporation India Pvt Limited
Tyco Electronics Systems India Pvt Ltd
Tyco Electronics Tools India Pvt. Ltd.
Tyco Fire & Security India Private Limited

COUNTRY	ENTITY NAME	STATE

India	Tyco Healthcare India Pvt Limited
Tyco Submarine Systems Ltd. - India Branch
Tyco Valves and Controls India Pvt Limited

Indonesia	Ansul Incorporated-Indonesia Branch Office
P.T. Reid Crowther Indonesia
PT Dulmison Indonesia
PT Tyco Eurapipe Indonesia
PT. ODG Wormald Indonesia
PT. TYCO Asia Services Indonesia
PT. Tyco Precision Electronics
Raychem Indonesia Representative Office
Tyco Healthcare Pte Ltd - Indonesia Representative Office
Water Holdings Corporation, Regional Rep Office

Ireland	ACE Alarm Systems Limited
ADT Fire & Security Limited
ADT Limited
Allied Alarms Limited
Allied Metal Products Limited
Allied Security Products Ltd.
Audio Education Limited
B & B Electronics Limited
Brangate Limited
Earth Tech Holdings Limited
Earth Tech Ireland Limited
Flo-Check Valves Limited
Fondermann & Co. (Ireland) Limited
Hanlon-O’Grady & Co. Limited
IAMASCO Plc
Jones Environmental (UK) Limited
Jones Environmental Holdings Limited
Mallinckrodt Holdings Ireland
Mallinckrodt International Financial Services Company
Mallinckrodt Medical
Mallinckrodt Medical Holdings Ireland

COUNTRY	ENTITY NAME	STATE

Ireland	Mallinckrodt Medical Imaging - Ireland
Mallinckrodt Medical International Holdings
Mather & Platt Ireland Limited
Mather & Platt Ireland Manufacturing Limited
Modern Security Systems Limited
Mountainbran Limited
Nellcor Puritan Bennett Ireland
Nellcor Puritan Bennett Ireland Holdings
Pitsea
Raychem International Limited
SEC Investments of Ireland Ltd.
Securitag Limited
Sensormatic Electronics Corporation Ireland Ltd.
Sensormatic European Distribution Ltd.
Sensormatic Ireland Limited
Spitafield
Tyco Building Services Products (Ireland) Limited
Tyco Electronics Ireland Limited
Tyco Far East Holdings Limited
Tyco Healthcare Ireland Limited
Tyco Healthcare Services Europe Ireland
Tyco International Finance Ireland
Tyco Ireland Limited
Tyco Networks (Ireland)
Tyco Tech Holdings Ireland
Tyco Telecommunications (Ireland)
Waterson Limited
Witham

Israel	Raphael Mitzpe Ramon Ltd.
Raphael Valves Industries (1975) Ltd.
Raychem Limited [Israel]
TCM CONTRACTING (ISRAEL) LTD.
TCM NETWORKS (ISRAEL) LTD.
Tyco Electronics Israel Ltd.
Tyco Healthcare (Israel) Ltd.

COUNTRY	ENTITY NAME	STATE

Italy	ADT Italia Srl
Belgicast Italia S.R.L.
Bentel Security Srl
Biffi Italia S.r.l.
Earth Tech (Italy) S.R.L.
Karner-Batts SRL
Laesa Technology Srl
MECAIR S.r.L.
Mallinckrodt DAR Srl
Mallinckrodt Italia Srl
Sabo Foam Srl
Sensormatic EC SRL
Tyco Adhesives Italia S.p.A.
Tyco Building Services Products (Italy) S.r.l.
Tyco Electronics AMP Italia Products S.p.A.
Tyco Electronics AMP Italia S.p.A.
Tyco Electronics MPI Italia S.r.l.
Tyco Electronics Raychem (Italia) S.p.A.
Tyco Electronics-Raychem SpA
Tyco Foam Italia Srl
Tyco Healthcare Italia, S.p.A.
Tyco Networks (Italy) Srl
Tyco Valves and Controls Italia S.r.l.
Wormald Italiana S.P.A.
Zettler App. Eletricci S.p.A.
Zettler S.R.L.

Japan	AMP Technology Japan Ltd
Ansul Incorporated-Japan Branch Office
Aomori Dry-Chemical Kabushiki Kaisha (54.1%)
Businessland Japan Company Ltd.
Chiba Atsuryoku Youki Seizo Kabushiki Kaisha
Hokkaido Dry-Chemical Kabushiki Kaisha
Kendall Healthcare Products (Japan) Co., Ltd.
Kitamura Valve Mfg. Co., Ltd.
Nihon Elcon K.K.

COUNTRY	ENTITY NAME	STATE

Japan	Nippon Dry Maintenance Co., Ltd.
Nippon Dry-Chemical Kabushiki Kaisha (92.24%)
Nippon Sherwood Medical Industries Ltd.
Precision Interconnect International Ltd.
Touch Panel Systems Corporation
TyCom Contracting (Japan) K.K.
Tyco Electronics AMP K.K.
Tyco Electronics EC KK
Tyco Electronics Raychem K.K.
Tyco Flow Control K.K.
Tyco Healthcare Japan, Inc.
Tyco Healthcare Products (Japan) Co., Ltd.
Tyco Networks (Japan) K.K.

Lebanon	Sensormatic Middle East Inc.

Luxembourg	ADT Finance S.A.
ADT Luxembourg S.A.
CIPE Luxembourg S.A.
NEUHAUS Feuerloschgerae GmbH Niderlassung Luxembourg
TCC Holding (Luxembourg) S.a.r.l.
TCN Holding (Luxembourg) S.a.r.l.
TyCom Holdings II SA
Tyco Group S.a.r.l.
Tyco Holdings S.a.r.l.
Tyco International Group S.A.
Valera Holdings S.a.r.l.

Malaysia	ADT Services (M) Sdn. Bhd.
AMP Products (Malaysia) Sdn. Bhd.
Euratech (Malaysia) Sdn. Bhd.
Grinnell Supply Sales (Malaysia) Sdn. Bhd.
Innodouble (M) Sdn. Bhd. (51%)
Japan Original (M) Sdn Bhd
Kumpulan Injap Kebesan (M) Sdn. Bhd.
Life Engineering Sdn. Bhd.

COUNTRY	ENTITY NAME	STATE

Malaysia	Mallinckrodt Baker Sdn. Bhd.
Mediquip Sdn. Bhd.
Raychem Sdn. Berhad.
Senivisa Trading Sdn. Bhd.
Simplex Fire & Security Sdn. Bhd.
Tyco Electronics (Malaysia) Sdn. Bhd.
Tyco Electronics Dulmison (Malaysia) Sdn. Bhd.
Tyco Flow Control (Malaysia) Sdn. Bhd.
Tyco Grinnell KM Sdn. Bhd.
Tyco Healthcare Medical Supplies Sdn Bhd
Tyco Manufacturing (Malaysia) Sdn. Bhd.
Tyco Services Malaysia Sdn. Bhd.
Tyco Valves & Controls (M) Sdn. Bhd.

Marshall Islands	C.S. Tyco Decisive Inc.
C.S. Tyco Dependable Inc.
C.S. Tyco Durable Inc.
C.S. Tyco Provider, Inc.
C.S. Tyco Reliance Inc.
C.S. Tyco Resolute Inc.
C.S. Tyco Responder Inc.
Coastal Cable Ship Co. Inc.

Mauritius	Sensormatic Electronics (Mauritius)
TyCom Networks (Mauritius) Limited
Tyco Asia Investments Limited

Mexico	ADT Security Services, S.A. de C.V.
AMP Amermex, S.A. de C.V.
Aguas Tratadas de Cadereyta, S. de R.L. de C.V. (99.96%)
Aguas Tratadas de Madero, S. de R.L. de C.V. (99.96%)
Ansul Mexico, S.A. de C.V.
Atlatec Ambiental, S.A. de C.V.
Batts de Mexico S.A. de C.V.
Carlisle Recycling de Mexico S.A. de C.V.
Cima de Acuna S.A. de C.V.

COUNTRY	ENTITY NAME	STATE

Mexico	CoEv Servicios de Matamoros, S.A. de C.V.
Construser, S.A. de C.V.
Corcom, S.A. de C.V.
Earth Tech Mexican Holdings, S.A. de C.V.
Earth Tech Mexico S.A. de C.V.
Especialidades Medicas Kenmex, S.A.
Euro-Flex de Mexico, S.A. de C.V.
Fire Equipment de Mexico S.A. de C.V.
Gema Servicios Ambientales, S.A. de C.V.
Grupo Empresarial de Mejoramiento Ambiental, S. de R.L. de C.V.
Kelsar S.A. de C.V.
Kemex Holding Company, S.A. de C.V.
Kendall de Mexico S.A. de C.V.
MMJ S.A. de C.V.
Mallinckrodt Baker S.A. de C.V.
Mallinckrodt Medical S.A. de C.V.
Manufacturas y Conectores TYCO, S. de R.L. de C.V.
Nellcor Puritan Bennett Mexico, S.A. de C.V.
Paragon-Mabesa International, S.A. de C.V.
Plasticos Bajacal, S.A. de C.V.
Plasticos Mexical S.A. de C.V.
Potter & Brumfield de Mexico, S.A. de C.V.
Rafypak, S.A. de C.V.
Raychem Juarez, S.A. de C.V.
Raychem Tecnologias, S.A. de C.V.
Raychem Tijuana Services, S.A. de C.V.
Retail Group de Mexico S.A. de C.V.
Robinson Services S.A. de C.V.
Rust Servicios Ambientales E Infraestructura, S.A. de C.V.
Securitylink S.A. de C.V.
Servicios de Aguas Nogales, S.A. de C.V.
Simplex Grinnell S.A. de C.V.
Tyco Electronics Mexico, S.A.
Tyco Electronics Power Systems de Mexico, S.A. de C.V.
Tyco Electronics Tecnologias S.A. de C.V.
Tyco Engineering and Construction S.A. De C.V.
Tyco Services, S.A. de C.V. (Mexico)

COUNTRY	ENTITY NAME	STATE

Mexico	Tyco Submarine Systems, S.A. de C.V.
Tyco Valves & Controls de Mexico, S.A. de C.V.

Netherlands	ADT Canada B.V.
ADT Finance B.V.
ADT Security Services BV
AMP Automotive Development Centre B.V.
AMP Laminates B.V.
AMP Taiwan B.V.
AMP Trading B.V.
Ampliversal B.V.
Auto Suture Belgium B.V.
CIPE Nederland B.V.
Descote Benelux B.V.
European Valves & Fittings B.V.
Glearth B.V.
Hovap International (Holland) B.V.
Infologic Nederland B.V.
Intervalve B.V.
M/A-COM Eurotec B.V.
Mallinckrodt Baker B.V.
Mallinckrodt Baker Deutschland, Zweigniederlassung der Mallinckrodt Baker B.V.
Mallinckrodt Benelux B.V.
Mallinckrodt Europe B.V.
Mallinckrodt Holdings B.V.
Mallinckrodt Medical B.V.
Mallinckrodt Operations B.V.
Mallinckrodt Services B.V.
Narvik-Yarway B.V.
Nordic Water Benelux BV
Pritchard Services Group BV
Protector Technologies BV
Sensormatic B.V.
Sensormatic Distribution & Holdings B.V.
Sensormatic Investments Associates B.V.
Sherwood Medical Nederland B.V.
Strate B.V.

COUNTRY	ENTITY NAME	STATE

Netherlands	Svenska Skum B.V.
TVM Europe B.V.
Technische Handelsbureau en Armeturenfabriek Wafrega B.V.
Tyco Building Services Products (Netherlands) B.V.
Tyco Building Services Products B.V. Branch Office
Tyco Electronics Nederland B.V.
Tyco Healthcare Nederland BV
Tyco Integrated Systems B.V.
Tyco Labs Holland I BV
Tyco Networks (Netherlands) B.V.
Tyco Thermal Controls BV
Tyco Valves & Controls B.V.
Tyco Waterworks B.V.
Uni Joint B.V. (subsidiary of European Valves & Fittings B.V.) (94.08%)
Unirax B.V.
Unistrut (Benelux) B.V.
Vonk Chokes B.V.
Vonk Enschede BV
Wafrega Modellen B.V.
Zettler Netherland N.V.

New Zealand	Armourguard Security Limited
Keystone New Zealand Limited
New Zealand Valve Company Limited
Nortrac Engineering Limited
Sensormatic New Zealand Limited
Tyco Construction Technologies NZ Limited
Tyco Electronics NZ Limited
Tyco Flexonics NZ Limited
Tyco Flow Control Pacific Pty Limited (New Zealand Branch)
Tyco Healthcare Limited
Tyco Lambda (New Zealand Branch)
Tyco New Zealand Limited
Tyco Projects (Australia) Pty Limited (New Zealand Branch)

COUNTRY	ENTITY NAME	STATE

Nicaragua	Grinnell Sistemas de Proteccion Contra Incendio S.A.
Tyco Ingenieria y Construccion S.A. (Nicaragua)

Norway	ADT Sensormatic ApS NUF (ADT)
Tyco Building Services Products (Norway) AS
Tyco Electronics Norge AS
Tyco Healthcare Norge AS
Tyco Networks Norway AS
Tyco Thermal Controls Norway AS
Wormald Signalco A/S

Pakistan	Raychem Technologies Limited, Cypress (Pakistan)
Tyco Fire & Security Pakistan (PVT) Ltd.
Tyco Healthcare Pte Ltd, Pakistan Liaison Office, Karachi

Panama	Kendall de Panama S.A.
TYCO SUBMARINE SYSTEMS, INC.

Peru	ADT Security Services S.A. (Peru)
TyCom Networks (Peru) S.A.
Tyco Electronics Del Peru S.A.C.
Tyco Services S.A. (Peru)

Philippines	Carlisle Philippines, Inc.
Earth Tech Consulting Services (Philippines) Inc.
Tyco Electronics Philippines, Inc.
Tyco Flow Control, Inc-Philippine Branch Office
Tyco Healthcare Pte. Ltd. (Philippines Representative Office)
Tyco Integrated Systems Philippines Inc.
Tyco PIECO Corporation, Inc.

Poland	ADT Poland Sp zoo.
Erhard Armatura Sp. z o.o.
M/A-COM Poland Sp. z o.o.

COUNTRY	ENTITY NAME	STATE

Poland	Mallinckrodt Polska Sp.z o.o.
Raychem Polska Sp. z.o.o
STRATE Sp.z.o.o.
Schilling Armatura Polska Sp. Z.o.o.
Schmieding Armaturen Poland sp. z. o.o
TYCO Electronics Polska Sp.z.o.o.
TyCom Contracting Poland Spolka z ograniczona odpowiedzialnoscia
Tyco Integrated Systems Sp.z o.o.
Tyco Polska Sp.z.o.o.
Tyco Valves & Controls Polska Sp.z.o.o.
Tyco Waterworks Polska Sp.z.o.o. (90%)
Tycom Networks Poland Spolka z orgraniczona odpowiedzialnoscia

Portugal	Industra-Comercio de Equipamentos Industriais, SA
KTM Valvulas Europa SA
Karner-Europe, Lda
Pressini-Prestacao de Servicos de Electricidade Naval de Indistria, Lda.
S.P.D.-Sistemas De Proteccao Desenvolvidos LD (90%)
Sensormatic Proteccao Contra Furto, Lda (97.4%)
Tyco Electronics Componentes Electromecanicos Lda.
Tyco Healthcare Portugal, Produtos De Saude Lda.
Tyco Integrated Systems (Portugal), Unipessoal Lda
Tyco Integrated Systems Portugal Lda

Republic of Slovenia	Tyco Electronics d.o.o. (Slovenia)

Romania	Duna Armatura Bucuresti S.R.L.
Karner Europe SRL
Robinete Raf Campina, S.A.
SC FCT Industrial Srl

Russia	AOST Malen Ltd
Auto Suture Surgical Instruments
Rayenergo (ZAO Rayenergo)
Sensormatic B.V. (Russian Representative Office)
TyCom Networks (Russia)

COUNTRY	ENTITY NAME	STATE

Saudi Arabia	Tyco Healthcare - Saudi Arabia

Scotland	Aberdeen Environmental Services Limited
Alexander McKay Limited
F.C.T. Services (UK) Limited
Firewise Equipment Limited
Madison Cable Limited
Prestaroy Limited
WM Fire Systems Limited

Singapore	AMP Singapore Pte. Ltd.
Central Spraysafe Company PTE Limited
Crompton Instruments (South-East Asia) Pte. Ltd.
Dynavision Electronics Pte Ltd
Greenspan Singapore Private Limited
Indeco Engineers (Pte) Ltd
Indeco M & E Engineering Pte Ltd
Mallinckrodt Asia Pacific Pte. Ltd.
Raychem Singapore Pte. Limited
Sensormatic Asia/Pacific, Inc. - Singapore Branch
Simplex Fire & Security Systems Pte Ltd
TEPG Pte Ltd
Tyco Building Services Pte. Ltd.
Tyco EPG Pte Ltd
Tyco Electronics AMP Manufacturing (S) Pte Ltd
Tyco Electronics Manufacturing Singapore Pte. Ltd.
Tyco Electronics Singapore Pte Ltd
Tyco Fire & Building Products Asia Pte. Ltd.
Tyco Fire, Security & Services Pte. Ltd.
Tyco Flow Control Pte. Ltd.
Tyco Healthcare Pte. Ltd
Tyco International Asia, Inc. (Singapore Branch) (Branch of Bahamas Company)
Tyco International Asia, Inc., Singapore Branch (Branch of Delaware, USA Company)
Tyco Networks (Singapore) PTE LTD
Tyco Pipe Systems Pte Ltd

COUNTRY	ENTITY NAME	STATE

Slovakia	Tatra Armatura s.r.o. (80%)
Total Walther - Stabilne hasiace zariadenia s.r.o.

South Africa	A&E Products South Africa (Proprietary) Limited
ADT Security (Proprietary) Ltd (South Africa)
ADT Security Guarding (Proprietary) Limited
Accucomp (Pty.) Ltd.
Accufusion (Pty.) Ltd.
Ansul South Africa (Proprietary) Limited
Baron Armed Reaction (Pty) Ltd
Belgicast (PTY) Ltd.
Good Hope Security (Pty) Ltd
Intervalve (Pty) Ltd.
Kendall Company of South Africa (Pty) Limited, The
Klipton Properties (Pty) Ltd
Kusela Security Solutions (Proprietary) Limited
Nestivad Investments (Pty) Ltd
Paramed Security (Pty) Ltd
Paramed Security North (Pty) Ltd
Paramed Security West (Pty) Ltd
Pararent (Pty) Ltd
REM 172 (Pty) Ltd
Reaction Force Guards (Pty) Ltd
Reaction Force Patrols (Pty) Ltd
Sentry Response (Pty) Ltd
Sentry Security (Pty) Ltd
Sentry Security Cape (Pty) Ltd
Sentry Security Financial Services (Pty) Ltd
Sentry Security Guarding (Pty) Ltd
Sentry Security KwaZulu-Natal (Pty) Ltd
Sentry Security Pretoria (Pty) Ltd
Solution 22 (Pty) Ltd
Strikeforce Security (Pty) Ltd
TM Monitoring (Pty) Ltd
Trigate (Pty.) Ltd.
Trigate Umndeni (Pty.) Ltd.

COUNTRY	ENTITY NAME	STATE

South Africa	Trinance (Pty.) Ltd.
Tyco Electronics South Africa (Proprietary) Ltd.
Tyco Healthcare (Proprietary) Limited
Tyco Valves and Controls Distribution SA (Proprietary) Limited
Tyco Waterworks (Pty) Ltd.
Vadigor Investments (Pty) Ltd
Volberay Investments (Pty) Ltd

South Korea	A&E Products Korea Ltd (Bahamas, Bermuda), Korea Branch
A&E-Korea Branch
ADT Security Co., Ltd.
Batts Korea Ltd. (50%)
Caps Co. Ltd.
Capstec Co., Ltd.
Dong Bang Electronics Industrial Co. Ltd. (99.5%)
Kendall Medical Ltd.
Keystone Valve (Korea) Limited
Mallinckrodt Baker International, Korea Branch
Original Electromechanical (Korea) Ltd
Tyco Adhesives Korea Co., Limited
Tyco Electronics AMP Korea Limited
Tyco Electronics Raychem Korea Limited
Tyco Healthcare Korea, Inc.
Tyco Marine Services Korea Company Limited
Tyco Networks (Korea), Inc.
Tyco Thermal Controls Korea Ltd.

Spain	ADT Espana Servicios de Seguridad, S.L.
Automated Security International, S.A.
Belgicast Internacional S.L.
Controles Graphicos Ibericos, S.A.
Diamit, S.L.
Earth Tech (Spain), S.L.
Europuspas S.L. (90%)
Kendall Espana S.A.
Mallinckrodt Medical S.A.
Mondragon Telecommunications S.L.

COUNTRY	ENTITY NAME	STATE

Spain	Nordic Water Products SL
Sensormatic Electronics Corporation S.A.
Sensormatic Electronics Corporation Services SA
Thinlayer, S.L.
Tyco Building Services Products (Spain) B.V.
Tyco Electronics AMP Espana, S.A.
Tyco Electronics Printed Circuit Group España, S.L.
Tyco Electronics Raychem SA
Tyco Healthcare Spain SL
Tyco Iberia, S.L.
Tyco Marine, S.A.
Tyco Networks Iberica, S.L.
Wormald Mather & Platt Espana, S.A.

Sri Lanka	A&E Brandix Hangers (Private) Limited (51%)
A&E Products Lanka (PVT) Ltd

Sweden	ADT Sensormatic AB
DISAB Diagnostic Imaging Holding AB
Erichs Armatur AB (50%)
Ingenjorsfirman Formex AB
Karner Europe AB
Mallinckrodt Sweden AB
Nordic Water Engineering AB
Nordic Water Holding AB
Nordic Water Products AB
Prefabspecialisten Sprinkler i Lammhult Aktiebolag
Svenska Skum International AB
Svenska Skumslacknings AB
Thorin & Thorin AB
TyCom Contracting AB
Tyco Building Services Products (Sweden) AB
Tyco Electronics Svenska AB
Tyco Healthcare Norden AB
Tyco Networks (Sweden) AB
Tyco Thermal Controls Nordic AB

COUNTRY	ENTITY NAME	STATE

Sweden	Wormald Fire Systems A.B.
Zickert Products AB

Switzerland	ADT Secured Payments Division SA
ADT Security (Switzerland) SA
ADT Sensormatic AG
ADT Services AG
Ammo AG
Ancon (Schweiz) AG
Axicom AG
Decolletage SA St. Maurice (DSM)
Grinnell Simplex Finance GmbH
Kendall Finance GmbH
Mallinckrodt Switzerland Limited
Neotecha AG
Sensormatic Distribution Inc, Dover, Steinhausen Branch
Sherwood Services AG
TCN Holding (Luxembourg) Sàrl, Schaffhausen Branch
Total Feuerschutz AG
TyCom Finance AG
Tyco Electronics (Schweiz) AG
Tyco Electronics (Schweiz) HFI AG
Tyco Electronics (Schweiz) Produktions AG
Tyco Electronics Augat AG
Tyco Electronics Logistics AG
Tyco Flow Services AG
Tyco Group S.à.r.l., Luxembourg (L), (Schaffhausen Branch)
Tyco Healthcare Group AG
Tyco Healthcare Retail Services AG
Tyco Healthcare Schweiz AG
Tyco Holdings Sàrl, Luxemburg (L), (Schaffhausen Branch)
Tyco Integrated Systems AG
Tyco International Finance Alpha GmbH
Tyco International Holding AG
Tyco International Services AG
Tyco Plastics Services AG

COUNTRY	ENTITY NAME	STATE

Taiwan	A&E Hangers Taiwan Co., Ltd.
ADT Security Services Ltd
AMP Manufacturing Taiwan Co. Ltd
Descote Asia Co., Ltd
FAI Technology (Taiwan) Co. Ltd
Raychem Pacific Corporation (50%)
Sensormatic Far East Limited Taiwan Branch
Taiwan Superior Electric Co., Ltd.
Taiwan Valve Company Ltd
Taliq Taiwan Limited
Tyco Electronics Taiwan Co., Ltd.
Tyco Healthcare (Taiwan) Ltd.
Tyco Holdings (Bermuda) No. 7 Limited, Taiwan Branch
Tyco Valves & Controls (Taiwan) Limited
Wormald Engineering Systems Taiwan Ltd.

Thailand	ACS Asia (1996) Company Ltd.
ADT Sensormatic (Thailand) Co., Ltd.
Earth Tech Engineering (Thailand) Limited
Indeco Services Co., Limited
Kendall Gammatron Limited (85%)
Tyco Earth Tech (Thailand) Limited
Tyco Electronics (Thailand) Ltd
Tyco Electronics Dulmison (Thailand) Co., Ltd.
Tyco Healthcare (Thailand) Limited
Tyco International (Thailand) Limited
Tyco Valves & Controls (Thailand) Limited
WHC Holdings Limited
Windmill Street Limited

Turkey	Earth Tech Engineering Construction Trade
Karner Europe Aski Ticaret Limited Sirketi
Raychem N.V. (Irtibat Burosu)
TyCom Network Ve Telekomunikasyon Sistemleri Insaat Tesis Hizmetleri Ve Ticaret Limited Sirketi
Tibset Steril Tibbi Aletler Sanayi ve Ticaret
Tyco Elektronik AMP Ticaret Limited Sirketi

COUNTRY	ENTITY NAME	STATE

Turkey	Tyco Saglik A.S.
Yapi ICF Kaiser Engineering and Consultancy

United Arab Emirates	Ancon (Middle East) Fze
Ansul Incorporated-UAE Branch Office
DA Export International FZE
Tyco Electronics Middle East FZE

United Kingdom	A&E Karner Limited
A.E. Silver Limited
A.G. Marvac Limited
A.I.J. Security Limited
A.R.C. Fire Protection Limited
A.V.S. Systems Limited
ADT (UK) Holdings PLC
ADT (UK) Limited
ADT Aviation Limited
ADT Finance PLC
ADT Fire & Security PLC
ADT Group PLC
ADT Linen Services Limited
ADT Pension Fund Limited
ADT Security Systems Limited
ADT Travel Group Limited
ADT Travel Holdings Limited
ADT Trustees Limited
ADT UK Investments Limited
AFA-MINERVA Limited
AMP Finance Limited
AMP of Great Britain Limited
Abbey Security International Limited.
Acorn Security Systems (UK) Limited
Adeview Limited
Advanced Absorbent Products Holdings Limited
Advanced Independent Monitoring Limited
Advanced Security Installations Limited
American District Telegraph Services International Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Ancon (MBT) Couplers Limited
Ancon Holdings Limited
Ancon Limited
Ancon Stainless Steel Fixings Limited
Argus Fire & Security Group Plc
Argus Fire Systems Limited
Argus Group Plc
Argus House Limited
Argyle Medical Industries (U.K.) Limited
Ash Group Services Limited
Atlanta Engineering Limited
Atlantic Plastics Limited
Atlas Fire Engineering Limited
Audix Systems Limited
Auto Auctions Limited
Auto Suture U.K. Limited
Auto Suture UK Export Limited
Automated Loss Prevention Systems International Limited
Automated Loss Prevention Systems Limited
Automated Security (Holdings) PLC
Automated Security (International) Limited
Automated Security (Investments) Limited
Automated Security (Properties) Ltd.
Automated Security Information Systems Technology Limited
Automated Security Limited
Avalon Emergency Systems Limited
B & D (Electrical, Security & Surveillance) Limited
B. & H. (Nottingham) Limited
BCA (Auctions) Limited
BGP-Reid Crowther Limited
Bastion Security Systems Limited
Belclere Limited
Bond Security Systems Limited
Bowthorpe EMP Limited
Bowthorpe Industries Limited
Britannia Monitoring Services Limited
Britannia Security Group Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Britannia Security Systems (Midlands) Limited
Britannia Security Systems Limited
Brocks Alarms Limited
Brook Security Services Limited
C.C.T.V. Limited
C.I.S. (Cast Iron Services) Limited
C.I.S. Wilson Pipe Fittings Limited
CAS Security Ltd.
CDK U.K. Limited
CEM Systems Ltd.
CIS Wilson Limited
CROSTER ELECTRONICS LIMITED
CTT Limited
Capitol Alarms Limited
Castle Gate Alarms (Northern Ireland) Limited
Central Alarm Securities Limited
Central Spraysafe Company Limited
Certes Security Plc
Charles Winn (Valves) Limited
Cheshire Alarm Services Ltd.
Clarion Security Systems Limited
Cleaners Limited
Clen Group Limited
Coin Machine Sales Limited
Collmain Customer Installations Limited
Collmain Plc
Collmain Services Limited
Comforta Healthcare Ltd. (UK)
Communication Accessories Limited
Component Engineering Services Ltd
Control Equipment Limited
Controlled Electronics Management Systems Limited
Countryside Security Limited
Countrywide Leisure Holdings Limited
Crime Seen Ltd.
Critchley Finance (UK) Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Critchley Group Limited
Critchley Group Trustee Limited
Critchley HSI Systems Limited
Critchley Limited
Critchley Tecpro Limited
Crosby Valve and Engineering Company Limited
Custom Card Services International Limited
D J Security Alarms Limited
DSC International Limited
Debro Engineering and Presswork Limited
Distribution and Transmission Equipment Limited
Ditel Limited
Dong Bang Minerva (UK) Limited
Dorman Smith Holdings Limited
DORMAN SMITH SWITCHGEAR LIMITED
Dulmison (UK) Ltd.
Earth Tech Engineering Limited
Edward Barber & Company Limited
Edward Barber (U.K.) Limited
Electra Systems Limited
Elo TouchSystems Limited
Erhard Valves Ltd
Ever Four Limited
Ever Three Limited
Ever Two Limited
Excelsior Security Services Limited
Exeter Insurance Company Limited
Farnham Limited
Figgie (G.B.) Ltd.
Figgie (U.K.) Limited
Figgie Investment Trustee Limited
Figgie Pension Trustee Limited
Figgie Sportswear (U.K.) Limited
Figgie Sportswear Limited
Fire Alarm Services (UK) Limited
Fire Defender (U.K.) Limited
Fire Safety Inspection Company Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Flowlyne (UK) Limited
Ford Electronic Services Limited
Galequest (Electronics) Limited
Ganmill Limited
General Cleaning Contractors Limited
Goldcrest Security Limited
Goyen Controls Co UK Limited
Gresham Land and Estates (ADC) Limited
Grinnell (U.K.) Ltd.
Group Sonitrol Security Systems Limited
Hawley International Finance Limited
Hemex Limited
Hindle Cockburns Limited
How Fire Limited
How Fire Maintenance Limited
Hygood Limited
Image Scan ID Systems Limited
Image Surveillance Systems Limited
Inbrand Holdings Limited
Inbrand Limited
Inbrand UK Limited
Independent Valve & Pipeline Services Limited
Industrial Cleaners (UK) Limited
Integrated (Fire & Safety) Services Limited
Intellectual Systems Ltd.
Isopad Limited
J W Singer & Sons Limited
JEL Building Management Limited
JEL Building Management Systems Limited
Jades Doors Limited
James Deacon Security Limited
Jessar Engineering Limited
KS Lift Services Limited
Kam Servi-Sys Limited
Karner Europe (UK) Ltd.
Kean and Scott Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Keystone Valve (U.K.) Ltd.
Kingsclere Investments Ltd.
Knogo UK Limited
Kurtbrook Limited
Lafayette Healthcare Limited
Linsdale (Fire and Securities) Limited
M.A.M. Rubber Manufacturing Company Limited
M/A-COM (U.K.) Limited
M/A-COM Greenpar Limited
M/A-COM Limited
MKG Medical U.K. Ltd.
Macron Safety Systems (UK) Limited
Madison Cable Corp.
Maidstone Fire Protection Limited
Malgor Security Plc
Mallinckrodt Chemical Holdings (U.K.) Ltd.
Mallinckrodt Chemical Limited
Mallinckrodt Medical Argentina Limited
Mallinckrodt Medical Holdings (U.K.) Limited
Mallinckrodt Medical Isle of Man
Mallinckrodt U.K. Ltd.
Management and Control Systems Limited
Masco Holdings Limited
Masco Security Systems Limited
Mather & Platt (Exports) Ltd.
Mather & Platt Fire Protection Limited
McMillan Fire Alarms Limited
McMillan Maintenance Limited
Microdot Connectors Europe Limited
Mid-Ulster Alarms Limited
Minerva Fire Defence Limited
Modern Alarms (Scotland) Limited
Modern Alarms Limited
Modern Automatic Alarms Limited
Modern Integrated Systems Limited
Modern Security Systems

COUNTRY	ENTITY NAME	STATE

United Kingdom	Modern Security Systems (IOM) Ltd.
Modern Security Systems (Products) Limited
Monitor Security Systems Limited
Motor Auctions Group Limited, The
Mountwest 81 Limited
Narvik-Yarway Limited
Nu-Tron Security Limited
OCYT 1 Limited
OCYT 2 Limited
OCYT 3 Limited
OCYT 4 Limited
OCYT 5 Limited
OCYT 6 Limited
ODL Limited
OKD Limited
OMK Limited
Orbis Security Systems Limited
P.M.H. Electronics Limited
Pinacl Communication Systems Limited
Pinacl Limited
Pinacl Whitehall Limited
Pipework Fabrications Limited
Pritchard Services Group Investments Limited
Progressive Securities Investment Trust Limited
Prospect House Investments Limited
Protec Systems Limited
Protection One (UK) plc
Pryor and Howard (1988) Limited
Quad Europe Limited
Quad Systems Holdings Limited
Quad Systems Limited
Raychem HTS Limited
Raychem Limited
Realm Security Systems Limited
Regal Alarms & Security Systems Limited
Regal Security Services Limited
Regal Security Systems Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Reid Crowther Consulting Ltd.
Remote Facilities Management Limited
Rhomax Engineering Limited
Rhomax-ITS Limited
S L S Engineering Limited
Sabre Supply Management Limited
Safeguard Electronics Limited
Safety Systems UK Limited
Saffire Alarm Systems Limited
Saffire Extinguishers Limited
Samaritan Integrated Systems Limited
Samaritan Security Systems Limited
Samual Booth & Company
Scott Health & Safety Limited
Secure-It (UK) Limited
Securitag International Limited
Security Centres (Scotland) Limited
Security Centres (UK) Holdings Limited
Security Centres (UK) Limited
Security Centres Holdings International Ltd.
Security Centres Holdings Limited
Security Centres Investments Limited
Security Surveyors Group Plc
Sensormatic (UK) Ltd.
Sensormatic Camera Limited
Sensormatic Finance Ltd.
Sensormatic International Limited
Sensormatic Investments Ltd.
Sensormatic Limited
Sensormatic Security Solutions Ltd.
Shepton Holdings Limited
Shield Protection Limited
Show Contracts Limited
Sigmaform (UK) Limited
Simplex Europe Limited
Sky Signs Limited
Sonitrol Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Sound and Vision Technologies Limited
Soundtouch Limited
Spector Lumenex Limited
Spensall Engineering Limited
Splendor Cleaning Services Limited
Spraysafe Automatic Sprinklers Limited
Staifix Systems Limited
Standfast Security Systems Limited
Stappard & Howes Limited
Stappard Howes Design Limited
Stappard Howes Projects Limited
Steel Support Systems Limited
Steeplock Limited
Stocks Security Systems Limited
Strate (UK) Limited
Stretford Security Services Limited
Surveillance and Fire Equipment Limited
Swale Security Systems Limited
TDI Batteries (Europe) Limited
TGN EURO LINK LIMITED
TSG Trustees Limited
TVM Distribution Limited
TVM Group UK Limited
Telecom Security Limited
Telesurveillance Limited
Ten Acre Securities Ltd.
Thorn Security Group Limited
Thorn Security International Limited
Thorn Security Limited
Thorn Security Pension Trustees Limited
Thornfire Limited
Tomorrows Telecom Limited
Total Lift Services Limited
TransAsia (H.K.) Limited
Triangle Controls Ltd.
TyCom Cable Ship Company (UK) Limited
TyCom Contracting (UK) Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Tyco Buildings Services Products (UK) Limited
Tyco Electronics Cables Limited
Tyco Electronics Components Limited
Tyco Electronics Holdings Limited
Tyco Electronics Labels Limited
Tyco Electronics Limited
Tyco Electronics UK Ltd.
Tyco Energy (UK) Limited
Tyco Engineered Products (UK) Ltd
Tyco Engineering Services Limited
Tyco European Metal Framing Limited
Tyco European Steel Strip Limited
Tyco European Tubing Limited
Tyco Fire Products Manufacturing Limited
Tyco Fire Systems Limited
Tyco Flow Control (UK) Limited
Tyco Healthcare (UK) Commercial Limited
Tyco Healthcare (UK) Manufacturing Limited
Tyco Healthcare UK Limited
Tyco Healthcare UK Pension Trustees Limited
Tyco Holdings (UK) Limited
Tyco Integrated Systems Limited
Tyco International Ltd. (UK)
Tyco Networks (UK) Limited
Tyco Tech Limited
Tyco Thermal Controls UK Limited
Tyco Tubing Limited
Tyco V Limited
Tyco VI
Tyco Valves & Controls Distribution (UK) Limited
Tyco Valves & Controls Gulf Limited
Tyco Valves Limited
Tyne Car Auction Limited
Ultra Security Alarms Limited
Unifast Systems Limited
Unirax Limited
Unistrut Europe Ltd.

COUNTRY	ENTITY NAME	STATE

United Kingdom	Unistrut Holdings Ltd.
Unistrut Limited
Vital Communication International Ltd.
WM Fire Protection Limited
Wares Security Group Limited
West Hyde Developments Limited
Westec Security Limited
Westlock Controls Limited
Whessoe Vapour Control Limited
Whessoe Varec Company, The
White Group Electronics Limited
Wilson Pipe Fittings Limited
Wormald Ansul U.K. Ltd.
Wormald Engineering Limited
Wormald Fire Systems Limited
Wormald Holdings (U.K.) Ltd.
Wormald Industrial Property Ltd.
Zettler Limited
Zodiac Security Systems Limited

United States	999 Arques Corp.	California
	A&E Construction Products, Inc.	Delaware
	A&E GP Holding, Inc.	Nevada
	A&E Hangers, Inc.	Nevada
	A&E Holding GP	Delaware
	A&E Products Group LP	Delaware
	A&E Products Group, Inc.	Delaware
	A-G Holding, Inc. I	Delaware
	ADT General Holdings, Inc.	Delaware
	ADT Holdings, Inc.	Delaware
	ADT Investments II, Inc.	Delaware
	ADT Investments, Inc.	Delaware
	ADT Maintenance Services, Inc.	Delaware
	ADT Operations, Inc.	Delaware
	ADT Property Holdings, Inc.	Delaware
	ADT Security Services Puerto Rico, Inc.	Puerto Rico
	ADT Security Services, Inc.	Delaware

COUNTRY	ENTITY NAME	STATE

United States	ADT Security Systems, West, Inc	Delaware
	ADT Services, Inc.	Delaware
	ADT Title Holding Company I	Delaware
	ADT Title Holding Company II	Delaware
	AEPG, Inc.	Nevada
	AFC Cable Systems, Inc.	Delaware
	AFP Property Holding	Delaware
	AMP International Enterprises Limited	Delaware
	AMP Investments, Inc.	Delaware
	AMP Services, Ltd.	Delaware
	API Security, Inc.	Delaware
	APS Group Holding, Inc.	Nevada
	AWZ Inc.	Delaware
	Activation Technologies, LLC	Delaware
	Adhesive Technologies, Inc.	Pennsylvania
	Adhesives Holding GP	Delaware
	Advanced Packaging Systems	California
	Alert Centre (Name Saver / Assumed Name Corp.)	Illinois
	Allegheny Corp.	Delaware
	Alliance Integrated Systems, Inc.	Delaware
	Allied Tube & Conduit Corporation	Delaware
	American District Telegraph Company (NJ)	New Jersey
	American Electrical Terminal Co., Inc.	Connecticut
	Ameritech SecurityLink, Inc.	California
	Anderson, Greenwood & Co.	Delaware
	Ansul, Incorporated	Delaware
	Arrowsmith Limited Partnership	Massachusetts
	Auto Suture Company, Australia	Connecticut
	Auto Suture Company, Canada	Connecticut
	Auto Suture Company, Netherlands	Connecticut
	Auto Suture Company, U.K.	Connecticut
	Auto Suture Eastern Europe, Inc.	Delaware
	Auto Suture International, Inc.	Connecticut
	Auto Suture Norden Co.	Connecticut
	Auto Suture Puerto Rico, Inc.	Connecticut
	Auto Suture Russia, Inc.	Delaware
	Automated Security Corp.	Delaware

COUNTRY	ENTITY NAME	STATE

United States	Automated Security Holdings, Inc.	Delaware
	BWD Property, LLC	New Hampshire
	Batts Holdings, Inc.	Delaware
	Batts, Inc.	Michigan
	Burton, Adams, Kemp & King, Inc.	N Carolina
	C.S. Charles L. Brown, L.P.	Delaware
	C.S. Global Link, L.P.	Delaware
	C.S. Global Mariner, L.P.	Delaware
	C.S. Global Sentinel, L.P. (55%)	Delaware
	C.S. Long Lines, L.P.	Delaware
	CASS Water Engineering, Inc.	Delaware
	CCTC International, Inc.	Delaware
	CEM Access Systems, Inc.	Texas
	CV Holding Inc.	Delaware
	CVG Holding Corp.	Delaware
	Carlisle Plastics Holding LLC	Delaware
	Central CPVC Corporation	Alabama
	Central Castings Corporation	Alabama
	Central Sprinkler Company	Pennsylvania
	Central Sprinkler Corporation	Pennsylvania
	Central Sprinkler Holdings, Inc.	Delaware
	Century Tube Corporation	Arkansas
	Chagrin H.Q. Venture Ltd. (50%)	Ohio
	Chagrin Highlands Inc.	Ohio
	Chagrin Highlands Ltd. (50%)	Ohio
	Chemgene Corporation	New York
	Coated Products GP, Inc.	Nevada
	Coated Products Holdings, Inc.	Delaware
	Confab International, L.P.	Delaware
	Connect 24 Wireless Communications Inc.	Delaware
	Critchley Group, Inc.	Utah
	Crosby GP Holding, Inc.	Nevada
	Crosby Holding, Inc. I	Delaware
	Crosby Valve International Ltd.	Delaware
	Crosby Valve, Inc.	Nevada
	D.A.S. International, Ltd.	Wisconsin
	Descote, Inc.	Louisiana

COUNTRY	ENTITY NAME	STATE

United States	Digital Security Controls, Inc.	New York
	Domestic Alarm, Inc.	California
	Earth Tech (Infrastructure) Inc.	Nevada
	Earth Tech Architects & Engineers, Inc.	Connecticut
	Earth Tech Architecture Inc.	Wisconsin
	Earth Tech EMS Holdings, Inc.	Nevada
	Earth Tech Environment & Infrastructure Inc.	Wisconsin
	Earth Tech Holdings TAC, Inc.	Nevada
	Earth Tech Holdings, Inc.	Delaware
	Earth Tech Northeast, Inc.	New York
	Earth Tech WE Holding Inc.	Delaware
	Earth Tech Water Engineering LP	California
	Earth Tech of Michigan Inc.	Michigan
	Earth Tech of North Carolina, Inc.	N Carolina
	Earth Tech of Ohio Inc.	Ohio
	Earth Tech, Inc.	California
	Earth Technology Corporation (USA), The	Delaware
	Electro Signal Lab, Inc.	Delaware
	Electro-Trace Corporation	New York
	Elkay Services LLC	Delaware
	Elo TouchSystems, Inc.	Tennessee
	F.A.I. Technology Inc.	California
	FAI Tech Link Inc.	New Jersey
	FAI Technology (Holding), Inc.	Delaware
	FCI Liquidations, Inc.	Delaware
	FRM Services, Inc.	Georgia
	Figgie Leasing Corporation	Delaware
	Fire Products GP Holding, Inc.	Delaware
	Fire Products Holding GPS	Delaware
	First Lafayette Holdings, Inc.	Delaware
	Fisk Corporation	Delaware
	Fisk Electric Holdings, Inc.	Delaware
	Forever Hangers, Inc.	Michigan
	GC Holding, Inc. I	Delaware
	GC Holdings, Inc.	Delaware
	GF&S Inc.	Nevada
	GFS Holding	Delaware

COUNTRY	ENTITY NAME	STATE

United States	General Sub Acquisition Corp.	California
	General Surgical Holdings, Inc.	Nevada
	General Surgical Innovations, Inc.	California
	Georgia Packaging, Inc.	Delaware
	Georgia Pipe Company	Georgia
	Glynwed Holdings, Inc.	Delaware
	Goodrich Westminster Limited Partnership	Massachusetts
	Goyen Valve Corporation	California
	Graphic Holdings, Inc.	Delaware
	Grinnell Corporation	Delaware
	Grinnell Corporation - Puerto Rico Branch	Puerto Rico
	IMB, A Simplex Company, L.L.C.	Delaware
	IMC Exploration Company	Maryland
	Image Scan, Inc.	Utah
	Infrasonics Technologies, Inc.	Nevada
	InnerDyne Holdings, Inc.	Delaware
	InnerDyne, Inc.	Delaware
	Interamics (95%)	California
	International Financing, Inc.	Delaware
	International Quality and Environmental Services, LLC	Michigan
	J. Muller International (USA)	California
	J.R. Clarkson Company, The	Nevada
	J.R. Clarkson Holdings, Inc.	Delaware
	JMI Engineers, Inc.	Florida
	KHPC Holding GP	Florida
	Keystone France Holdings Corp.	Delaware
	Keystone Germany Holdings Corp.	Delaware
	Keystone Saudi, Inc.	Texas
	King Packaging Co., Inc.	Georgia
	LCP Holding	Delaware
	LCP, Inc.	Nevada
	Lafayette Pharmaceuticals, Incorporated	Delaware
	Laser Diode Holdings, Inc.	Nevada
	Laser Diode Incorporated	Nevada
	Liebel-Flarsheim Company	Delaware
	Life Design Systems, Inc.	Wisconsin
	Ludlow Coated Products LP	Delaware

COUNTRY	ENTITY NAME	STATE

United States	Ludlow Company LP, The	Delaware
	Ludlow Corporation	Massachusetts
	Ludlow Jute Company Limited	Massachusetts
	Ludlow Services LLC	Delaware
	Ludlow Technical Products Corporation	New York
	M/A-COM Puerto Rico, Inc.	Delaware
	M/A-COM Tech Holdings, Inc.	Delaware
	M/A-COM, INC.	Florida
	MCS Communication Products Inc.	California
	MMHC, Inc.	Delaware
	MMI, LLC	Michigan
	MSCH Company	Delaware
	Mallinckrodt Athlone Holdings, Inc.	Delaware
	Mallinckrodt Baker International, Inc.	Delaware
	Mallinckrodt Baker, Inc.	New Jersey
	Mallinckrodt Caribe, Inc.	Delaware
	Mallinckrodt Caribe, Inc. (Puerto Rico Branch)	Puerto Rico
	Mallinckrodt Holdings, Inc.	Nevada
	Mallinckrodt Holdings, LLC	Delaware
	Mallinckrodt Inc. (Delaware)	Delaware
	Mallinckrodt Inc. (New York)	New York
	Mallinckrodt International Corporation	Missouri
	Mallinckrodt Medical PMC	Nevada
	Mallinckrodt Respiratory Acquisition I, Inc.	Delaware
	Mallinckrodt TMH	Nevada
	Mallinckrodt Veterinary, Inc.	Delaware
	Master Protection Corporation	Delaware
	Master Protection Holdings, Inc.	Delaware
	Mechatronics, LLC	Connecticut
	Mode Plastics, Inc.	New York
	Molded Interconnect Device, LLC	Connecticut
	National Catheter Corporation	New York
	National Integration Services, Inc.	New York
	National Tape Corporation	Louisiana
	National Tape Holdings, Inc.	Delaware
	Nellcor Puritan Bennett Export Inc.	Delaware
	Nellcor Puritan Bennett Incorporated	Delaware

COUNTRY	ENTITY NAME	STATE

United States	Nellcor Puritan Bennett International Corporation	Delaware
	PI Holding	Delaware
	PTB Acquisition Sub, Inc.	Delaware
	PTB Holdings, Inc.	Ohio
	PTB International, Inc.	Delaware
	Palomar Precision Tubes, Inc.	California
	Paragon Trade Brands, Inc.	Delaware
	Paul Scott Security Systems, Inc.	New Jersey
	Paul Scott Security Systems, LLC	New Jersey
	Pinacl Communications, Inc.	Delaware
	Plastics Holding Corporation	Nevada
	Polyken Technologies Europe, Inc.	Delaware
	Power Systems Holdings, Inc.	Nevada
	Precision Interconnect, Inc.	Nevada
	Primary Display Corporation	New York
	Printed Circuits, Inc.	Florida
	Private Products, Inc.	Delaware
	Professional Registrar Organization, Inc.	Michigan
	Puerto Rico Sensormatic Electronics Corp. - Branch	Puerto Rico
	Puritan-Bennett Corporation	Delaware
	RI Corporation	Delaware
	Raychem (Delaware) Ltd.	Delaware
	Raychem Corporation of Arizona	Arizona
	Raychem Foundation [Not for Profit]	California
	Raychem Gulf Coast, Inc.	Texas
	Raychem International Corporation	California
	Raychem International Manufacturing Corporation	California
	Raychem Radiation Technologies, Inc.	California
	Raychem Ventures, Inc.	California
	Rayshrink Corporation	California
	Raythene Systems Corporation	California
	Remtek International, Inc.	California
	Robinson Services, Inc.	Michigan
	Rochester Corporation, The	Delaware
	S2 Mergersub Inc.	New Jersey
	STI Licensing Corporation	Delaware
	STI Properties, Inc.	Delaware

COUNTRY	ENTITY NAME	STATE

United States	STI Properties, Ltd.	Ohio
	STI Risk Management Co. (85%)	Florida
	STR Grinnell GP Holding, Inc.	Nevada
	STR Realty Holdings LLC	Delaware
	SWD Holding, Inc.	Delaware
	SWD Holding, Inc. I	Delaware
	Safe Link Corporation	Minnesota
	Sakertrax, Inc.	California
	Scott Technologies Foundation [Not for Profit]	Ohio
	Scott Technologies Holdings, Inc.	Nevada
	Scott Technologies, Inc.	Delaware
	SecurityLink of Puerto Rico, Inc.	Puerto Rico
	Secutron, Inc.	Florida
	Senelco Iberia, Inc.	Delaware
	Sensormatic Asia/Pacific, Inc.	Delaware
	Sensormatic Distribution, Inc.	Delaware
	Sensormatic Electronics Corporation	Nevada
	Sensormatic Electronics Corporation (Puerto Rico)	Delaware
	Sensormatic Holding Corporation	Nevada
	Sensormatic International Holdings I, Inc.	Delaware
	Sensormatic International Holdings II, Inc.	Delaware
	Sensormatic International, Inc.	Delaware
	Sensormatic Technology, Inc.	Florida
	Sensormatic del Caribe, Inc. (Puerto Rico)	Puerto Rico
	Sherwood Medical Company	Delaware
	Sherwood Medical Company I	Delaware
	Sherwood-Accurate Inc.	Delaware
	Sigma Circuits, Inc.	Delaware
	Sigma GP Holding, Inc.	Nevada
	Sigma Holding Corp.	Delaware
	Sigma Printed Circuits Holding Corp.	Delaware
	Simplex Argentina, L.L.C.	Delaware
	Simplex Asia Holding, L.L.C.	Delaware
	Simplex Asia, I Inc.	Delaware
	Simplex Asia, L.L.C.	Delaware
	Simplex Beijing Holding, L.L.C.	Delaware
	Simplex Europe, L.L.C.	Delaware

COUNTRY	ENTITY NAME	STATE

United States	Simplex India, L.L.C.	Delaware
	Simplex Malaysia, L.L.C.	Delaware
	Simplex Mexico, L.L.C.	Delaware
	Simplex Singapore, L.L.C.	Delaware
	Simplex Sino Holding, L.L.C.	Delaware
	Simplex South Africa, L.L.C.	Delaware
	Simplex Thailand, L.L.C.	Delaware
	Simplex Time Recorder Co.	Massachusetts
	Simplex Time Recorder Co. - Puerto Rico Branch	Puerto Rico
	SimplexGrinnell Holdings, Inc.	Delaware
	SimplexGrinnell LP	Delaware
	SimplexGrinnell of Puerto Rico Inc.	Puerto Rico
	Smith Alarm Systems, Inc.	Texas
	Star Holding Inc.	Delaware
	Star Sprinkler, Inc.	Delaware
	Sunbelt Holding LLC	Delaware
	Sunbelt Holding, Inc. I	Delaware
	Sunbelt Holdings, Inc.	Delaware
	Sunbelt Manufacturing, Inc.	Louisiana
	Surgical Service Corporation	Maryland
	TA, Inc.	Nevada
	TAMS Consultants, Inc.	New York
	TKC Holding Corp.	Delaware
	TKN, Inc.	Rhode Island
	TME Management Corp.	Delaware
	TPA Realty Holding Corp.	Nevada
	TPCG Holding GP	Delaware
	TSSL Holding Corp.	Delaware
	TV&C GP Holding, Inc.	Nevada
	TVC Holding	Delaware
	TVC, Inc.	Nevada
	Talisman Partners, Ltd.	Colorado
	Techcon International Ltd.	Delaware
	Telestate International, Inc.	Delaware
	Terraworx Inc.	Nevada
	Thermacon, Inc.	Ohio
	Tracer Construction Company	Delaware

COUNTRY	ENTITY NAME	STATE

United States	Tracer Field Services, Inc.	Delaware
	Tracer Industries Finance Co., Inc.	Delaware
	Tracer Industries Holdings, Inc.	Delaware
	Tracer Industries International, Inc.	Texas
	Tracer Industries Management Co., Inc.	Delaware
	Tracer Industries, Inc.	Delaware
	Tracer Licensing, L.P.	Delaware
	Transoceanic Cable Ship Company, Inc.	New York
	Transpower Technologies, Inc.	Nevada
	Tri-Systems, Inc.	Delaware
	TyCom (US) Holdings, Inc.	Nevada
	TyCom Acquisition Co. I, Inc.	Nevada
	TyCom Finance Company, Inc.	New Hampshire
	TyCom Management Inc.	Nevada
	TyCom Networks (Puerto Rico) Corp.	Puerto Rico
	TyCom Simplex Holdings Inc.	Nevada
	Tyco (US) Holdings, Inc.	Delaware
	Tyco AR Funding 2002 LLC	Delaware
	Tyco Acquisition Alpha LLC	Nevada
	Tyco Acquisition Corp. XXI	Delaware
	Tyco Acquisition Corp. XXII (NV)	Nevada
	Tyco Acquisition Corp. XXV (NV)	Nevada
	Tyco Acquisition Delta LLC	Nevada
	Tyco Acquisition Epsilon LLC	Nevada
	Tyco Acquisition Gamma LLC	Nevada
	Tyco Adhesives GP Holding, Inc.	Nevada
	Tyco Adhesives LP	Delaware
	Tyco Adhesives, Inc.	Nevada
	Tyco Capital Investments, Inc.	Nevada
	Tyco Electronics Corporation	Pennsylvania
	Tyco Electronics Installation Services, Inc.	Delaware
	Tyco Electronics Power Systems, Inc.	Nevada
	Tyco Electronics Puerto Rico Inc.	Puerto Rico
	Tyco Finance Corp.	Delaware
	Tyco Fire & Security LLC	Nevada
	Tyco Fire (NV) Inc.	Nevada
	Tyco Fire Products LP	Delaware

COUNTRY	ENTITY NAME	STATE

United States	Tyco Flow Control Company LLC	Delaware
	Tyco Flow Control, Inc.	Texas
	Tyco Healthcare Group LP	Delaware
	Tyco Healthcare Holdings, Inc.	Connecticut
	Tyco Healthcare Retail Group GPS	Delaware
	Tyco Healthcare Retail Group, Inc.	Delaware
	Tyco Healthcare Services LLC	Delaware
	Tyco Holding Corp.	Nevada
	Tyco Holdings of Nevada, Inc.	Nevada
	Tyco Holdings, Inc.	Delaware
	Tyco Integrated Cable Systems, Inc.	Massachusetts
	Tyco International (NV) Inc.	Nevada
	Tyco International (PA) Inc.	Nevada
	Tyco International (US) Inc.	Nevada
	Tyco International Asia, Inc.	Delaware
	Tyco International US China Inc.	Delaware
	Tyco Merger Sub (NJ) Inc.	New Jersey
	Tyco Networks (Solutions) Inc.	Nevada
	Tyco Plastics LP	Delaware
	Tyco Printed Circuit Group LP	Delaware
	Tyco RS Holdings LLC	Delaware
	Tyco Receivables Corp.	Delaware
	Tyco Receivables Funding LLC	Delaware
	Tyco SPC, Inc.	Delaware
	Tyco Safety Holdings, Inc.	Delaware
	Tyco Safety Products US, Inc.	Nevada
	Tyco Sailing, Inc.	Nevada
	Tyco Submarine Systems Projects, Inc.	Delaware
	Tyco Technology Resources, Inc.	Delaware
	Tyco Telecom OSP Holding Corp.	Nevada
	Tyco Telecommunications (US) Inc.	Delaware
	Tyco Thermal Controls LLC	Delaware
	Tyco Valves & Controls - Puerto Rico Corporation	Puerto Rico
	Tyco Valves & Controls LP	Delaware
	Tyco Valves & Controls, Inc.	Texas
	Tyco Valves and Controls Middle East, Inc.	Delaware
	Tyco Worldwide Services, Inc.	Delaware

COUNTRY	ENTITY NAME	STATE

United States	U.S.S.C. Puerto Rico, Inc.	New York
	USSC Acquisition Corporation	Texas
	USSC Cal Med, Inc.	California
	USSC Financial Services Inc.	Connecticut
	Unistrut Corporation	Delaware
	United States Construction Co.	Delaware
	United States Surgical Corporation	Delaware
	Valleylab Holding Corporation	Delaware
	Valleylab Inc	Colorado
	Vivant Medical, Inc.	Delaware
	W.A.F. Group, Inc.	New York
	WPFY, Inc.	Delaware
	Water & Power Technologies of Texas, Inc.	Texas
	Water Holdings Corp.	Delaware
	Water and Power Technologies, Inc.	Utah
	Westec Business Security, Inc.	Delaware
	Westlock Controls Corporation	Delaware
	Westlock Controls Holdings, Inc.	Nevada
	Whitaker Corporation, The	Delaware
	White Mountain Insurance Company	Vermont
	Willoughby Holdings Inc.	Delaware
	Wormald Americas, Inc.	Delaware
	Yarway Corporation	Pennsylvania

Uruguay	ADT Security Services S.A. (Uruguay)
Knogo Latin America S.A.
Raychem Uruguay S.A.
Tyco Flow Control del Uruguay S.A.

Venezuela	Aguas Industriales de Jose, C.A. (75%)
Ansul de Venezuela C.A.
CAENF Investments (50%)
Earth Tech Venezuela, C.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela)
Grupo Rust International Di Venezuela C.A.
Kendall de Venezuela, C.A.

COUNTRY	ENTITY NAME	STATE

Venezuela	Tyco Electronics de Venezuela, C.A.
Tyco Flow Control de Venezuela, CA
Tyco Submarine Systems, C.A.

Vietnam	Tyco Engineering (Vietnam) Ltd.
Tyco Fire, Security & Services Pte Ltd-Rep Office Hanoi
Tyco Healthcare Pte. Ltd., Ho Chi Minh City Representative Office